Exhibit 32.1

      Certification of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Agustin Gomez de Segura, President and Chief Financial Officer of Cigma Metals Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2005 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:  March 24, 2006                   BY:  /s/  Lars  Pearl
                                                       Lars  Pearl
                                                       President and Chief
                                                       Financial Officer